                             CONTRIBUTION AGREEMENT


                           DATED AS OF AUGUST 4, 2000

                             CONTRIBUTION AGREEMENT


         This CONTRIBUTION AGREEMENT ("AGREEMENT") is entered into as of August 4, 2000 among THE TITAN CORPORATION a Delaware corporation ("TITAN"), SUREBEAM CORPORATION, a Delaware corporation ("COMPANY") and GENE RAY, an individual (Titan and Gene Ray shall sometimes be referred to herein individually as a "CONTRIBUTOR" and collectively as the "CONTRIBUTORS").

                                    RECITALS

         WHEREAS, Titan and Gene Ray have agreed to form the Company in order to transfer certain assets and property of Titan now used in connection with the business of the Company to the Company in exchange for shares of capital stock of the Company;

         WHEREAS, Titan desires to contribute and assign to the Company all right, title and interest in and to those assets listed on EXHIBIT A hereto in exchange for an aggregate of 46,583,851 shares of Class B Common Stock of the Company (the "CLASS B SHARES") (the rights, preferences and privileges of which are as set forth in the Certificate of Incorporation of the Company attached hereto as EXHIBIT C) pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the "CODE");

         WHEREAS, Gene Ray desires to contribute to the Company the property listed on EXHIBIT B hereto in exchange for an aggregate of 232,919 shares of Class A Common Stock of the Company (the "CLASS A SHARES") pursuant to Section 351 of the Code;

         WHEREAS, the contributions pursuant to this Agreement and the exchange pursuant to the Agreement are part of a plan under Section 351 of the Internal Revenue Code of 1986, as amended, and are intended to close concurrently; and

         WHEREAS, the parties desire to enter into this Agreement with respect to the assets and property being contributed and assigned to the Company by Titan and Gene Ray and the Company desires to accept such contribution and assignment, on the terms set forth in this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows:


                                       1.

1.       CONTRIBUTION OF ASSETS; ASSUMPTION OF LIABILITIES

         1.1 CONTRIBUTION OF ASSETS BY TITAN. At the Closing, Titan shall grant, sell, convey, transfer, assign, release and deliver to the Company all right, title and interest in and to the assets set forth on EXHIBIT A hereto (the "TITAN ASSETS"), to have and hold the same unto itself, its successors and assigns forever, and the Company shall accept such grant, sale, conveyance, etc.

         1.2 ASSUMPTION OF LIABILITIES BY THE COMPANY. At the Closing, Titan shall transfer, assign and delegate to the Company all of the liabilities set forth on EXHIBIT A hereto (the "LIABILITIES"), and the Company shall accept such transfer, assignment and delegation and assume and undertake to become liable for such Liabilities and agree to faithfully pay, perform and discharge such Liabilities when due. The Company further agrees that it shall indemnify, defend and hold harmless Titan, its affiliates, agents, officers, directors and employees from and against any and all losses, damages, liabilities expenses, costs, assessments and taxes (including, without limitation, interest, penalties and attorneys' fees) arising from or in connection with any debts, liabilities, obligations or contracts assumed under this Agreement.

         1.3 CONTRIBUTION OF ASSETS BY GENE RAY. At the Closing, Gene Ray shall grant, sell, convey, transfer, assign, release and deliver to the Company all right, title and interest in and to the assets set forth on EXHIBIT B hereto, to have and hold the same unto itself, its successors and assigns forever, and the Company shall accept such grant, sale, conveyance, etc.

2.       ISSUANCE OF SHARES; ITEMS TO BE DELIVERED AT CLOSING

         2.1 ISSUANCE OF SHARES. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Company agrees to issue, in consideration for the assets and property contributed by the respective parties pursuant to Section 1.1 and Section 1.3 that number of Class B Shares or Class A Shares (collectively, the "SHARES"), as applicable, as follows:

         Name                    Number of Shares
         ----                    ----------------
         Titan                   46,583,851 shares of Class B Common Stock
         Gene Ray                232,919 shares of Class A Common Stock

         2.2 CLOSING DATE. The issuance of the Class B Shares and the Class A Shares, the contribution of assets and property, assumption of liabilities and the other transactions contemplated hereunder (the "CLOSING") shall take place at the offices of Cooley Godward LLP at 4365 Executive Drive, Suite 1100, San Diego, California 92121 on August 4, 2000, or at such other time upon which the Contributors shall agree.

         2.3 DELIVERY OF CLASS B SHARES AND CLASS A SHARES. At the Closing, the Company shall issue and deliver to each Contributor one or more certificates representing the Class B Shares and Class A Shares, as applicable, in consideration for the contribution of the assets and property set forth herein. Such certificate or certificates evidencing the Class B Shares and Class A Shares shall be registered in the name of the applicable Contributor on the books and records of Company.


                                       2.

         2.4      ITEMS TO BE DELIVERED AT THE CLOSING.

                           (a) TITAN ASSETS. Titan shall deliver the Titan
Assets listed on EXHIBIT A hereto as well as an Assignment and Assumption Agreement evidencing the transfer of such assets. Each stock certificate shall be duly endorsed or shall be accompanied by an executed stock power in favor of the Company.

                           (b) GENE RAY ASSETS. Gene Ray shall deliver the
assets listed on EXHIBIT B hereto. Each stock certificate shall be duly endorsed or shall be accompanied by an executed stock power in favor of the Company.

                           (c) CERTIFIED COPY OF THE CERTIFICATE OF
INCORPORATION OF THE COMPANY. The Company shall deliver a certified copy of the Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware.

3. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE CONTRIBUTORS. Each of the Contributors hereby represents, warrants, and covenants to the Company as follows:

         3.1 REQUISITE POWER AND AUTHORITY. Contributor has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on Contributor's part required for the lawful execution and delivery of this Agreement has been or will be taken prior to the Closing. Upon its execution and delivery, this Agreement will be a valid and binding obligation of Contributor, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) general principles of equity that restrict the availability of equitable remedies.

         3.2 INVESTMENT REPRESENTATIONS. Contributor understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"). Contributor also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Contributor's representations contained in this Agreement. Each Contributor hereby further represents and warrants as follows:

                  (a) CONTRIBUTOR BEARS ECONOMIC RISK. Contributor has substantial experience in evaluating and investing in private transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Contributor must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Contributor understands that the Company has no present intention of registering the Shares or any shares of the Company's Common Stock. Contributor also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Contributor to transfer all or any portion of the Shares under the circumstances in the amounts or at the times Contributor might propose.


                                       3.

                  (b) ACQUISITION FOR OWN ACCOUNT. Contributor is acquiring the Shares for Contributor's own account for investment only, and not with a view towards their distribution within the meaning of the Securities Act and the California Corporate Securities Law of 1968, as amended.

                  (c) CONTRIBUTOR CAN PROTECT ITS INTEREST. Contributor represents that by reason of Contributor's business or financial experience, Contributor has the capacity to protect Contributor's own interests in connection with the transactions contemplated in this Agreement.

                  (d) COMPANY INFORMATION. Contributor has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Contributor has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms of this transaction.

                  (e) RULE 144. Contributor acknowledges and agrees that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Contributor has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private transaction subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 promulgated under the Securities Act and the number of shares being sold during any three-month period not exceeding specified limitations.

                  (f) RESIDENCE. Contributor resides or has a principal place of business in the state of California.

4. REPRESENTATION, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents, warrants, and covenants to the Contributors as follows:

         4.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue, sell and deliver the Class B Shares and Class A shares as the case may be, and to carry out the provisions of this Agreement.

         4.2 CAPITALIZATION. The authorized capital stock of the Company, as of the date hereof and immediately prior to the Closing, will consist of 150,000,000 shares of Common Stock, of which 100,000,000 shall be designated Class A Common Stock, none of which are issued and outstanding, and 50,000,000 of which are designated Class B Common Stock, none of which are issued or outstanding, and 5,000,000 shares of Preferred Stock, none of which are issued or outstanding. The Company has reserved sufficient shares of its Class A Common Stock under its 2000 Non-Statutory Equity Incentive Plan and 2000 Equity Incentive Plan, as the case may be, for exchange of options to purchase shares under SB OperatingCo, Inc.'s 1998 Stock Option Plan (the "PLAN"). The rights, preferences, privileges and restrictions of the


                                       4.

Company's Class A Common Stock and Class B Common Stock are as stated in the Company's Certificate of Incorporation. Other than the options to be issued in substitution of options granted under the Plan and warrants to be assumed by the Company in accordance with Section 7 hereof, as of the Closing Date, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities or which are convertible into or exercisable for securities of the Company other than options to purchase Class A Common Stock of the Company outstanding and granted under the Plan. As of the Closing Date, the Class A Shares and the Class B Shares shall be validly issued, fully paid and nonassessable, and are free of any restrictions, limits, claims, liens or other encumbrances; provided, however, that the Class A Shares and the Class B Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

         4.3 AUTHORIZATION; BINDING OBLIGATIONS. The Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) general principles of equity that restrict the availability of equitable remedies. The sale of the Class B Shares and the Class A Shares is not subject to any preemptive or similar rights or rights of first refusal that have not been properly waived or complied with.

         4.4 OFFERING VALID. Assuming the accuracy of the representations and warranties of each of the Contributors contained in Section 3 hereof, the offer, sale and issuance of the Class B Shares and the Class A Shares, as applicable, will be exempt from the registration requirements of the Securities Act and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

5.       OPTION PLAN AMENDMENTS.

         5.1 Effective as of the Closing, options granted under the SB OperatingCo, Inc.'s 1998 Stock Option Plan (the "PLAN") shall be converted into options to purchase shares of the Company's Class A Common Stock under the Company's 2000 Non-Statutory Stock Option Plan or 2000 Equity Incentive Plan, as the case may be, as set forth on the attached EXHIBIT D. Effective as of the Closing and in accordance with Section 13 of the Plan, the Plan shall terminate.

         5.2 Effective as of the Closing, each outstanding option agreement to purchase Common Stock of SB OperatingCo, Inc. issued under the Plan shall be amended to become an option to purchase Class A Common Stock of the Company pursuant to Section 11(b) of the Plan in the ratio of 9.31677 shares of Class A Common Stock for every one (1) share of SB OperatingCo, Inc. Common Stock.


                                       5.

6. EMPLOYEES. Effective as of the Closing, all employees working on electronic pasteurization or food related applications of the Beta and Scan Divisions of Titan shall become employees of the Company.

7. WARRANTS. Effective as of the Closing, each outstanding warrant to purchase Common Stock of SB OperatingCo, Inc. shall be converted into the right to purchase a proportionate number of shares of the Company's Class A Common Stock. For purposes of calculating such purchase rights, such warrantholders shall be granted the right to purchase 9.31677 shares of Class A Common Stock for every currently existing right to purchase one (1) share of SB OperatingCo, Inc.'s Common Stock.

8.       MISCELLANEOUS.

         8.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

         8.2 ENTIRE AGREEMENT; AMENDMENT. This Agreement, including any and all attachments or exhibits hereto, constitutes the entire, final and exclusive understanding and agreement between the parties with respect to the subject matter hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. This Agreement may be amended, waived, discharged or terminated only by written agreement of the parties.

         8.3 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the parties intend that (a) in lieu of such provision there be added as part of this Agreement a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable and (b) the validity, legality and enforceability of the remaining provisions, or any subsequent applications thereof, shall not in any way be affected or impaired thereby.

         8.4 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by each Contributor and the closing of the transactions contemplated hereby.

         8.5 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Class B Shares or Class A Shares, as the case may be, from time to time.

         8.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either


                                       6.

under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

         8.7 CAPTIONS. Titles or captions of Sections and paragraphs contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereto.

         8.8 NUMBER AND GENDER. Whenever required by the context, the singular number shall include the plural, the plural number shall include the singular, and the gender of any pronoun shall include all genders.

         8.9 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) upon deposit with the United States Post Office, by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Contributors at the respective addresses set forth below or at such other address as Contributor may designate by ten (10) days advance written notice to the other party hereto:

         Addresses for Notices:

         If to the Company:
         SureBeam Corporation
         3033 Science Park Road
         San Diego, CA  92121-1199
         Attn:  President
         Phone: (858) 552-9480
         Fax:  (858) 552-9973

         If to Titan:
         The Titan Corporation
         3033 Science Park Road
         San Diego, CA  92121-1199
         Attn:  President
         Fax:  (858) 552-9651

         If to Gene Ray:
         c/o The Titan Corporation
         The Titan Corporation
         3033 Science Park Road
         San Diego, CA  92121-1199
         Attn:  Gene Ray
         Fax:  (858) 552-9651


                                       7.

         8.10 COMPUTATION OF TIME. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall on a Saturday, Sunday or any public or legal holiday, whether local or national, the person having such privilege or duty shall have until 5:00 p.m. Pacific Standard Time on the next business day to exercise such privilege, or to discharge such duty.

         8.11 COSTS AND EXPENSES. Unless otherwise provided in this Agreement, each party shall bear all fees and expenses incurred in performing its obligations under this Agreement.

         8.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         8.13 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 8.13 being untrue.

         8.14 PUBLIC DISCLOSURE. Unless otherwise required by law or by obligations pursuant to any listing agreement or rules of any securities exchange (in which case the disclosing party shall employ reasonable best efforts to provide the other parties hereto with as much notice as possible with respect to the contemplated disclosure and the content of the disclosure) or as otherwise contemplated by or to enforce this Agreement, no disclosure (whether or not in response to an inquiry) of the subject matter of this Agreement and the other transactions contemplated by this Agreement shall be made by any party without prior consultation with and the consent of the other parties.

         8.15 LEGEND. Each certificate representing shares issued under this Agreement shall be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                           "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."



                           [THIS SPACE INTENTIONALLY LEFT BLANK]


                                       8.

       IN WITNESS WHEREOF, the parties hereto have executed this CONTRIBUTION AGREEMENT as of the date set forth in the first paragraph hereof.

CONTRIBUTORS:

THE TITAN CORPORATION



By:   /s/ Gene Ray
      -----------------------------------
Name: Gene W. Ray
      -----------------------------------
Title: Chairman and CEO
      -----------------------------------



/s/ Gene Ray
-----------------------------------------
GENE RAY



COMPANY:

SUREBEAM CORPORATION



By:   /s/ Larry Oberkfell
      -----------------------------------
Name: Larry Oberkfell
      -----------------------------------
Title: President and CEO
      -----------------------------------





                  [SIGNATURE PAGE TO CONTRIBUTION AGREEMENT]

                                    EXHIBIT A

                           ASSETS CONTRIBUTED BY TITAN


A.       ASSETS

         1.       5,000,000 shares of Common Stock of SB OperatingCo, Inc.

         2. All of the assets relating to or used in electronic pasteurization and food applications of the Beta and Scan Divisions of Titan headquartered in San Diego, California, as set forth on ANNEX I and ANNEX II excluding the excluded assets as set forth on ANNEX I hereto.

B.       LIABILITIES.

         1. The liabilities of the Beta and Scan Divisions of Titan arising out of or relating to electronic pasteurization and food applications as identified on the opening balance sheet for SureBeam Corporation, excluding the Excluded Liabilities as set forth on ANNEX I.

                                     ANNEX I


ASSETS:

         The electronic pasteurization and food application assets of the Beta and Scan Divisions of Titan shall mean and include, as more fully detailed on the Schedules of Assets and Liabilities and as contemplated by the balance sheet attached hereto: (a) all of the properties, rights, interests and other tangible and intangible assets relating to electronic pasteurization and food applications of Titan's Beta and Scan Divisions (wherever located and whether or not required to be reflected on a balance sheet prepared in accordance with generally accepted accounting principles, and, in the case of trademarks, patents and patent applications without regard to whether such trademarks, patents or patent applications are used in electronic pasteurization or for other applications, including medical sterilization); PROVIDED, HOWEVER, that such assets shall not include any Excluded Assets (as defined below). Without limiting the generality of the foregoing, the Titan Assets shall include:

                           (1) all inventories and work-in-progress;

                           (2) unbilled accounts receivable in total book value of approximately $4,656,000;

                           (3) all equipment, materials, prototypes, tools, supplies, vehicles, furniture, fixtures, improvements and other tangible assets;

                           (4) all advertising and promotional materials;

                           (5) all proprietary assets, intellectual property, general intangibles, inventions, know-how and goodwill, including, but not limited to the whole right, title and interest in and to: the United States Patents and United States Patent Applications set forth on ANNEX II (the "PATENTS" and "APPLICATIONS", respectively) and said inventions and any and all other patents in the United States of America and all foreign countries which may be granted therefor and thereon, and in and to any and all divisions, continuations, and continuations-in-part of said Applications, or reissues or extensions of said Patents or of said other patents, trade secrets and know-how related thereto, and all rights under the International Convention for the Protection of Industrial Property, and the full exclusive benefits thereof, and all rights, privileges and advantages appertaining thereto, including any and all rights to damages, profits or recoveries of any nature for past infringement of said Patents, and the payment of any and all maintenance fees, taxes and the like; the registered U.S. Trademark "SureBeam", the name "SureBeam" (including any and all trademarks in foreign countries which have been or may be granted therefor) and the stylized SureBeam logo as set forth on ANNEX II; and the following URLs;

---------------------------------------------- --------------------------------------- -------------------------------
DOMAIN NAME                                    REGISTRANT                              EXPIRATION DATE
---------------------------------------------- --------------------------------------- -------------------------------
surebeam.net                                   The Titan Corporation                   02/24/01
---------------------------------------------- --------------------------------------- -------------------------------
surebeam.org                                   The Titan Corporation                   02/24/01
---------------------------------------------- --------------------------------------- -------------------------------
surebeamcorp.com                               The Titan Corporation                   05/02/02
---------------------------------------------- --------------------------------------- -------------------------------
surebeamcorp.net                               The Titan Corporation                   05/02/02
---------------------------------------------- --------------------------------------- -------------------------------
surebeamcorp.org                               The Titan Corporation                   05/02/02
---------------------------------------------- --------------------------------------- -------------------------------
surebeamsafe.com                               The Titan Corporation                   03/03/01
---------------------------------------------- --------------------------------------- -------------------------------
surebeamsafe.net                               The Titan Corporation                   05/02/02
---------------------------------------------- --------------------------------------- -------------------------------
surebeamsafe.org                               The Titan Corporation                   05/02/02
---------------------------------------------- --------------------------------------- -------------------------------
surebeam-zap.com                               The Titan Corporation                   03/01/01
---------------------------------------------- --------------------------------------- -------------------------------
surebeamzap.com                                The Titan Corporation                   03/03/01
---------------------------------------------- --------------------------------------- -------------------------------

         Provided, however, that the transferred intellectual property rights shall not include any rights to such intellectual property retained by Titan pursuant to that certain License Agreement between Titan and the SB OperatingCo, Inc. effective as of the date hereof.

                           (6) all governmental authorizations to the extent transferable;

                           (7) all claims (including claims for past infringement of proprietary assets or intellectual property) and causes of action against other persons (regardless of whether or not such claims and causes of action have been asserted), and all rights of indemnity, warranty rights, rights of contribution, rights to refunds, rights of reimbursement and other rights of recovery (regardless of whether such rights are currently exercisable);

                           (8) all contracts; provided, however that to the extent any contract for which assignment is provided for herein is not assignable pursuant to such contract without the written consent of another party or requires novation, if assigned, this Agreement shall not constitute an assignment or an attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof. To the extent a contract is not assigned pursuant to this provision, Titan shall cooperate with the Company and shall use its commercial best efforts in any reasonable arrangement to provide the Company the economic and other benefits intended to be assigned to the Company under the relevant contract; and

                           (9) all books, records, files and data.

EXCLUDED ASSETS:

The Excluded Assets shall mean and include:

                           (1) all assets allocated to medical applications of Titan's Beta and Scan Divisions as set forth in the attached detailed schedules of Assets and Liabilities and related consolidated balance sheet.



EXCLUDED LIABILITIES:

The Excluded Liabilities shall mean and include:

                           (1) all liabilities allocated to medical applications of Titan's Beta and Scan Divisions as set forth in the attached detailed Schedules of Assets and Liabilities and related consolidated balance sheet.

                                    ANNEX II

                              UNITED STATES PATENTS

---------------------------------------------------------------- -------------------------- --------------------------
                        TITLE OF PATENT                                PATENT NUMBER               ISSUE DATE
---------------------------------------------------------------- -------------------------- --------------------------
Tunable Narrowband Spectrometer with Acousto-Optical Tunable             5,438,406                   8/1/95
Filter
---------------------------------------------------------------- -------------------------- --------------------------
Tunable Spectrometer with Acousto-Optical Tunable Filter                 5,444,528                   8/22/95
---------------------------------------------------------------- -------------------------- --------------------------
Article Carrier For Conveyor System                                      5,590,602                   1/7/97
---------------------------------------------------------------- -------------------------- --------------------------
Article   Irradiation  System  in  Which   Article-Transporting          5,994,706                  11/30/99
Conveyor is Closely Encompassed By Shielding Material
---------------------------------------------------------------- -------------------------- --------------------------
Irradiation  System  Utilizing  Conveyor   Transported  Article          5,396,074                   3/7/95
Carriers
---------------------------------------------------------------- -------------------------- --------------------------
Access Assignment in a DAMA Communication System                         5,197,125                   3/23/93
---------------------------------------------------------------- -------------------------- --------------------------
Acquisition  Of Carrier Phase and Symbol  Timing  Through Point          5,544,200                   8/6/96
Estimation Of Phase and Timing Adjustments
---------------------------------------------------------------- -------------------------- --------------------------
Communication Signal Detection and Acquisition                           5,282,227                   1/25/94
---------------------------------------------------------------- -------------------------- --------------------------
Conversion of Analog  Signal Into I and Q Digital  Signals With          5,067,140                  11/19/91
Enhanced Image Rejection
---------------------------------------------------------------- -------------------------- --------------------------


                        UNITED STATES PATENT APPLICATIONS

---------------------------------------------------------------- ------------------------------ ----------------------
                  TITLE OF PATENT APPLICATON                     APPLICATION SERIAL NO.              FILING DATE
---------------------------------------------------------------- ------------------------------ ----------------------
Apparatus For, And Method Of Sterilizing Products, Primarily              60/154,397                   9/17/99
Food Products
---------------------------------------------------------------- ------------------------------ ----------------------
Apparatus For, And Methods Of, Sterilizing Products, Primarily            09/456,061                   12/7/99
Food Products
---------------------------------------------------------------- ------------------------------ ----------------------
Article   Irradiation   System  Having   Intermediate  Wall  Of           09/102,942                   6/23/98
Radiation  Shielding  Material  Within Loop Of Conveyor  System
That Transports The Articles
---------------------------------------------------------------- ------------------------------ ----------------------

                              INVENTION DISCLOSURE

---------------------------------------------------------------- -----------------------------------------------------
                 TITLE OF INVENTION DISCLOSURE                                        INVENTORS
---------------------------------------------------------------- -----------------------------------------------------
System For, And Method Of, Irradiating Article With X-Ray Beam             John Thomas Allen; Gary K. Loda;
                                                                        George M. Sullivan; Colin B. Williams
---------------------------------------------------------------- -----------------------------------------------------

                                   TRADEMARKS

---------------------------------------------------------------- -------------------------- --------------------------
                             MARK                                   REGISTRATION NUMBER            ISSUE DATE
---------------------------------------------------------------- -------------------------- --------------------------
SUREBEAM                                                                 1,855,367                   9/20/94
---------------------------------------------------------------- -------------------------- --------------------------

                                      LOGO

                                    EXHIBIT B

                         ASSETS CONTRIBUTED BY GENE RAY


1.       25,000 shares of Common Stock of SB OperatingCo, Inc.

                                    EXHIBIT C

                      FORM OF CERTIFICATE OF INCORPORATION

                                    EXHIBIT D

                           OPTION GRANTS AND EXCHANGES